Exhibit 99.1

Jade Biosciences Appoints Brad Dahms as Chief Financial Officer

San Francisco and Vancouver, British Columbia, July 1, 2025 — Jade Biosciences, Inc. (“Jade”) (Nasdaq: JBIO), a biotechnology company focused on developing best-in-class therapies for autoimmune diseases, today announced the appointment of Brad Dahms as Chief Financial Officer.

“Brad is a proven strategic and financial leader with a strong track record guiding biotech companies through multiple phases of growth,” said Tom Frohlich, Chief Executive Officer of Jade Biosciences. “His expertise across corporate strategy, business development, and capital markets makes him a valuable addition as we build on the momentum of our recent Nasdaq listing and private financing, advance our lead candidate JADE101 into the clinic this year for IgA nephropathy, and continue progressing a pipeline of potentially best-in-class therapies for autoimmune diseases.”

Mr. Dahms was most recently Chief Financial Officer and Chief Business Officer of IDRx, a clinical-stage oncology company, where he led financial operations, investor relations, and business development, including its transition to a public-ready company and sale to GSK for up to $1.15 billion. Prior to that, he served as Chief Financial Officer of Theseus Pharmaceuticals, where he guided the company’s initial public offering and sale to Concentra Biosciences. Earlier, as Chief Financial Officer of Selecta Biosciences, he played a central role in securing several financings and led multiple strategic partnerships. Across these roles, Mr. Dahms consistently led core functions spanning finance, business development, information technology, and investor and public relations. He began his career in healthcare investment banking, holding roles at Cantor Fitzgerald, RBC Capital Markets, and J.P. Morgan. Mr. Dahms earned a B.S. in Economics, with honors, from The Ohio State University.

“I’m honored to join the talented team at Jade and contribute to the company’s next phase of growth,” said Mr. Dahms. “With a clear strategy and a pipeline aimed at meaningful innovation in treating autoimmune diseases, we are well-positioned to execute and deliver value.”

About Jade Biosciences, Inc.

Jade Biosciences is focused on developing best-in-class therapies to address critical unmet needs in autoimmune diseases. Its lead candidate, JADE101, targets the cytokine APRIL for the treatment of immunoglobulin A nephropathy, with initiation of a first-in-human clinical trial expected in the second half of 2025. Jade’s pipeline also includes a second development candidate, JADE201, and an undisclosed antibody discovery program, JADE-003, both currently in preclinical development. Jade was launched based on assets licensed from Paragon Therapeutics, an antibody discovery engine founded by Fairmount. For more information, visit JadeBiosciences.com and follow the Company on LinkedIn.

Forward-Looking Statements

Certain statements in this communication, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements relating to Jade’s expectations, hopes, beliefs, intentions or strategies regarding the future of its pipeline and business including, without limitation, the expected timelines for JADE101 entering the clinic, the potential of Jade’s product candidates to become best-in-class therapies and their potential therapeutic uses. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Jade will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Jade’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks that the planned trial of JADE101 and any future clinical trials may be delayed or may not demonstrate safety and/or efficacy and the other risks, uncertainties and factors more fully described in Jade’s most recent filings with the Securities and Exchange Commission (including the definitive proxy statement/prospectus filed on Form S-4, most recently amended on March 24, 2025 and declared effective on March 25, 2025). Should one or more of these risks or uncertainties materialize, or should any of Jade’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Jade does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Jade.

Jade Biosciences Contact

Priyanka Shah

Media@JadeBiosciences.com

IR@JadeBiosciences.com

908-447-6134